J.P. Morgan Institutional Funds

Supplement dated October 13, 1999 to the following Prospectus:

J.P. MORGAN INSTITUTIONAL FIXED INCOME FUNDS, DATED AUGUST 2, 1999

     The following replaces the section entitled "Performance" on page 9 with respect to J.P. MORGAN INSTITUTIONAL TAX EXEMPT BOND FUND:

PERFORMANCE (unaudited)

     The bar chart and table shown below provide some indication of the risks of investing in J.P. Morgan Institutional Tax Exempt Bond Fund.

The bar chart indicates some of the risks by showing changes in the performance of the fund's shares from year to year for each of the fund's last ten calendar years.

The table indicates some of the risks by showing how the fund's average annual returns for the past one and five years compare to those of the Lehman Brothers 1-16 Year Municipal Bond Index, the fund's current benchmark. Since this index has not been in existence during all of the past ten years, the table also shows the performance of the Lehman Quality Intermediate Municipal Bond Index, the fund's previous benchmark. Both are unmanaged indices that measure municipal bond market performance.

The fund's past performance does not necessarily indicate how the fund will perform in the future.


Year-by-year total return (%)   Shows changes in returns by calendar year(1,2)
-----------------------------------------------------------------------
       1989    1990    1991     1992    1993     1994     1995     1996    1997   1998

 20%
                                                         13.50
                       10.92            9.58
 10%      8.25
               6.87             7.47                                       7.58


                                                                    3.71          5.65
  0%


                                                                       (2.53)

(10%)


[_] J.P. Morgan Institutional Tax Exempt Bond Fund


The fund's year-to-date total return as of 9/30/99 is (0.64%). For the period covered by this year-by-year total return chart, the fund's highest quarterly return was 5.16% (for the quarter ended 3/31/95); and the lowest quarterly return was -3.08% (for the quarter ended 3/31/94).



Average annual total return (%)      Shows performance over time, for periods
ended December 31, 1998
-----------------------------------------------------------------------
Past 1 yr.    Past 5 yrs.     Past 10 yrs.(1)

J.P. Morgan Institutional Tax Exempt Bond Fund (after expenses)      5.65         5.45            7.02
-----------------------------------------------------------------------
Lehman Brothers 1-16 Year Municipal Bond Index (no expenses)         6.25         5.86            N/A
-----------------------------------------------------------------------
Lehman Quality Intermediate Municipal Bond Index (no expenses)       6.01         5.60            7.55
-----------------------------------------------------------------------


(1) The fund commenced operations on 7/12/93. For the period 1/1/88 through 7/31/93 returns reflect performance of The Pierpont Tax Exempt Bond Fund, the predecessor of the fund, which commenced operations on 10/3/84.
(2) The fund's fiscal year end is 7/31.

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